SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported) May 1, 2003







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                     0-22316              23-2731409
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(State or other jurisdiction of      (Commission File      (I.R.S. Employer
incorporation or organization)               Number)       Identification No.)



420 S. York Road, Hatboro, Pennsylvania                         19040
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
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


Items 1-4, 6, 8-12.  None

Item 5. Other Events.

On May 1, 2003, Richard W. Slomiany, CPCU, AIM was appointed vice president of Claims for the registrant's insurance subsidiaries

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated May 1, 2003 announcing that Richard W. Slomiany, CPCU, AIM has been appointed vice president of Claims for the registrant's insurance subsidiaries.






                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENN-AMERICA GROUP, INC.



Date:  May 2, 2003
                                 BY:     /s/ Garland P. Pezzuolo
                                         -----------------------
                                         Garland P. Pezzuolo
                                         (Vice President, Secretary and General
                                         Counsel)